UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 22, 2005

Christopher & Banks Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19972	06-1195422
(State or Other Jurisdiction) of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota		55441
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (763) 551-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 22, 2005, the Company and Joseph E. Pennington entered into an amendment to Mr. Pennington’s Amended and Restated Executive Employment Agreement which extends his employment as President and Chief Operating Officer from March 1, 2006 to August 31, 2006.  Contemporaneously with this amendment, the Company and Mr. Pennington entered into an Employment Continuation Agreement which provides that after August 31, 2006, Mr. Pennington will continue to be employed by the Company as a non-officer, part-time employee through February 28, 2008 and shall assist in real estate matters and other projects and, in consideration for providing such services, will receive a monthly salary of $20,000 and certain continuing fringe benefits.

On September 22, 2005, the Company and Ralph C. Neal entered into an amendment to Mr. Neal’s Amended and Restated Executive Employment Agreement which extends his employment as Executive Vice President – Store Operations from March 1, 2006 to April 30, 2006.  Contemporaneously with this amendment, the Company and Mr. Neal entered into an Employment Continuation Agreement which provides that after April 30, 2006, Mr. Neal will continue to be employed by the Company as a non-officer, part-time employee through February 28, 2007 and shall assist in real estate matters and other projects and, in consideration for providing such services, will receive a monthly salary of $20,000 and certain continuing fringe benefits.

These arrangements were entered into in connection with the Company’s management succession plans.  The foregoing description of the Amendment to Amended and Restated Executive Employment Agreement and Employment Continuation Agreement for each of Messrs. Pennington and Neal are not complete and are qualified in their entirety by reference to the full text of such agreements.  Copies of these agreements are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Report and are incorporated by reference herein.

Item 8.01 Other Events.

A copy of the press release relating to the matters set forth in this Report is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment to Amended and Restated Executive Employment Agreement between the Company and Joseph E. Pennington dated September 22, 2005

10.2	Employment Continuation Agreement between the Company and Joseph E. Pennington dated September 22, 2005

10.3	Amendment to Amended and Restated Executive Employment Agreement between the Company and Ralph C. Neal dated September 22, 2005

10.4	Employment Continuation Agreement between the Company and Ralph C. Neal dated September 22, 2005

99.1	Press release issued by the Company on September 26, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: September 26, 2005	By:	/s/ Andrew K. Moller
Andrew K. Moller
Chief Financial Officer